EXHIBIT 10.48

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

AMENDMENT TO THE
XBOX ONE PUBLISHER LICENSE AGREEMENT
(European Sales Territory, Demos, Trials, Software Title Parity, Platform Royalties, and Xbox Live Incentive Program)

This Amendment to the Xbox One Publisher License Agreement (this “Amendment”) is effective as of [***] (the “Amendment Effective Date”) by and between Microsoft Corporation, a Washington corporation (“Microsoft”), and Take-Two Interactive Software, Inc. (“Publisher”), and supplements that certain Xbox One Publisher License Agreement between the parties dated as of [***], as amended (the “Xbox One PLA”).

RECITALS

A.                                    Microsoft and Publisher entered into the Xbox One PLA to establish the terms under which Publisher may publish video games for Microsoft’s Xbox One video game system.

B.                                    The parties now wish to amend certain terms of the Xbox One PLA as set forth below.

Accordingly, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which each party hereby acknowledges, Microsoft and Publisher agree as follows:

1.                                      European Sales Territory.  Israel, Saudi Arabia, and Turkey are added to the definition of European Sales Territory. Section 2.25 of the Xbox One PLA shall be deleted in its entirety and replaced with the following:

2.25                        “European Sales Territory” means the territory for sales distribution comprising Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Israel, Italy, Ireland, Netherlands, Norway, Poland, Portugal, Russia, Saudi Arabia, Slovakia, South Africa, Spain, Sweden, Switzerland, Turkey, the United Arab Emirates, the United Kingdom, and any other countries so identified by Microsoft in the Publisher Guide.

2.                                      Demos.  Publishers are no longer required to obtain Microsoft’s approval to distribute a Demo.  Section 7.8 of the Xbox One PLA shall be deleted in its entirety and replaced with:

7.8                               Demos.  Subject to the Publisher Guide, Demo(s) may be distributed digitally or placed on a single disc, either as a stand-alone or with other Demos, and the suggested price of such units must be [***] or at a suggested retail price that does not exceed [***] or its equivalent in local currency.  All rights, obligations, and approvals in this Agreement that apply to Software Titles will separately apply to any Demo. [***]

3.                                      Trials.  Publishers are no longer required to obtain Microsoft’s approval to distribute a Trial.  Section 7.9 of the Xbox One PLA shall be deleted in its entirety and replaced with:

7.9.                            Trials.  Subject to the Publisher Guide, Trial(s) may be distributed only digitally and the suggested price of such units must be [***].  All rights, obligations, and approvals in this

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Agreement that apply to Software Titles will separately apply to any Trial.  No royalties will be payable to Microsoft for any Trial.

4.                                      Software Title Parity.  Section 9 of the Xbox One PLA (Software Title parity) shall be deleted in its entirety and replaced with the following:

9.                                      Software Title parity. Each Software Title is subject to the following requirements:

9.1                               Base Game FPU and DFU simship.

9.1.1                     For each FPU of a Base Game Commercially Released in a given Sales Territory, a DFU of the same Base Game must be made available for distribution in that same Sales Territory, on a country-by-country basis, via Xbox Games Store simultaneously. For purposes of this Section 9.1 only, “simultaneously” means within [***], or;

9.1.2                     Publisher may elect to Commercially Release a Base Game in digital format only.

9.2                               Features and content parity.

9.2.1                     [***], Publisher subscriptions, and pack-in content from Publisher, subject to platform limitations. The parties will work together in good faith to address any platform limitations that may impact feature and content parity for the Xbox One version.

9.2.2                     [***]. In the event that Publisher is unable to comply with this Section 9.2.2, the parties will work together in good faith to determine a mutually acceptable alternative.

9.3                               Simship [***]

9.3.1                     If Publisher Commercially Releases a Base Game in both retail and digital format, then Publisher will Commercially Release the FPU and DFU of the Base Game(s), including Publisher subscriptions and Online Game Features that are included as part of each such Base Game, [***].

9.3.2                     If Publisher elects to Commercially Release a Base Game in digital format only, which may be an Xbox Live Arcade game or a DFU, then Publisher will Commercially Release each Base Game(s), including Publisher subscriptions and Online Game Features that are included as part of each such Base Game, [***].

9.3.3                     Publisher will Commercially Release each Premium Downloadable Content, Demo and additional downloadable content [***].  In the event that Publisher is unable to comply with this Section 9.3.3, the parties will work together in good faith to determine a mutually acceptable alternative.

9.4                               Gameplay record, share and streaming features.  At Publisher’s discretion on Software Title by Software Title basis and subject to any rights clearance issues or other license restrictions, Publisher will support gameplay record, share, and streaming features (see Sections

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

11.4 and 11.5) in each Software Title. Publisher retains the right to disable gameplay record, share and streaming features at any time post-Commercial Release of such Software Title. However, Publisher agrees, that subject to Microsoft policy, Microsoft technical, and Microsoft rights limitations, [***].

5.                                      Platform Royalty.  Section 1 of Exhibit 1 of the Xbox One PLA shall be deleted in its entirety and replaced with the following:

1.                                      Platform royalty.  For each FPU manufactured during the Term, Publisher will pay Microsoft nonrefundable royalties as per Table 1, Table 2, and Table 3 of this Exhibit 1, and based on the Threshold Price and Sales Territory where FPUs are sold. To determine the applicable royalty rate, first determine the royalty tier (“Royalty Tier”) based on the Threshold Price and Sales Territory from Table 1 below. The royalty rate is set forth at the intersection of the Sales Territory and Royalty Tier in Table 2 below. For example, if the Wholesale Price of a Software Title sold in the North American Sales Territory is [***], Table 1 provides that Tier 1 royalty rates apply, which, according to Table 2, are [***] per FPU.

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	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
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Table 2: Royalty Rate

	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]

6.                                      Exhibit 1, Section 1.  For purposes of clarity, Microsoft confirms that Sections 1.1 (Standard Software Titles), 1.2 (Cross Sales Territory sales), 1.3 (Unit Discounts), and 1.4 (Royalty Tier migration) of Exhibit 1 shall remain unchanged.

7.                                      Exhibits.  Exhibits 2 and 6 of the Xbox One PLA are hereby amended and restated in their entirety as attached hereto.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

8.                                      Except and to the extent expressly modified by this Amendment, the Xbox One PLA shall remain in full force and effect and is hereby ratified and confirmed. In the event of any conflict between this Amendment and the Xbox One PLA the terms of this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date.

Mohammad Shafagat

Microsoft Corporation D51B6CF2A1B9446		Take-Two Interactive Software, Inc. DocuSigned By
Signature:	Mohammad Shafagat Docusigned By: Mohammed Shafagat	Signature:	Dan Emerson 238DEE6BF4834F0
Name:	Mohammad Shafagat	Name:	Dan Emerson
Title:	Xbox Program Manager	Title:	EVP & GC
Date:	April 21, 2015	Date:	April 20, 2015

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT 2 — XBOX ONE ROYALTY TIER SELECTION FORM

Please complete and sign the form, and submit via email to 3PPOPS@microsoft.com with CC to your Account Manager or submit electronically. If more information on electronic submission is needed, please contact your Account Manager.

A.                                    This form must be submitted at least [***] prior to the first manufacturing order being placed for the Software Title for each respective Sales Territory. If this form is not submitted on time or is rejected by Microsoft, the royalty rate will default to [***] for the applicable Sales Territory.

B.                                    A separate form must be submitted for each Sales Territory.

C.                                    Initial order must meet MOQ for the Sales Territory listed in Section 7.10, Table 1 of the Agreement and the Publisher Guide.

D.                                    If a Base Game edition and a non-standard edition (such as GOTY, Special, Limited, Collectors’ Editions or Compilations) will both be commercially available, the “Xbox One Royalty Tier Selection Form for Non-Standard or Bundle Editions” must also be submitted.

1.                                      Publisher Name:

2.                                      Xbox One Software Title Name:

3.                                      Date of First Commercial Release (mm/dd/yy):

4.                                      Sales Territory or Program (check one):

☐ North American	☐ European	☐ Australian	☐ South American	☐ Asian	☐ Japan

5.                                      Final Certification Date(mm/dd/yy):

6.                                      [***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must include the intended Sales Territory or Program as indicated above.
By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT 6 — XBOX LIVE INCENTIVE PROGRAM

1.                                      Xbox Live Incentive Program

In order to encourage Publisher to support Xbox Live functionality and drive increased usage of Xbox Live, Publisher may qualify for certain [***] incentive payments based on the amount of Xbox Live Share generated by Publisher’s Multiplayer Software Titles.

[***]

2.                                      Definitions

2.1                               “Accounting Period” means each Microsoft [***] within the Program Term, provided that if the Program Term ends within such a [***], then the applicable payment calculation set forth below shall be made for a partial Accounting Period.

2.2                               “Day” means a period of twenty-four hours, commencing at midnight and continuing until midnight the following day using Coordinated Universal Time (UTC).

2.3                               “Guest(s)” means an individual who accesses Xbox Live and is not a Multiplayer Subscriber or a Subscriber.

2.4                               “Multiplayer Game Session” means [***].

2.5                               [***]

2.6                               [***]

2.7                               [***]

2.8                               [***]

2.9                               [***]

3.                                      [***]

[***]

[***]

[***]

[***]

4.                                   Incentive Payment.  The incentive payments shall be determined pursuant to Table 1 below and paid [***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Example. [***]

•            [***]

•            [***]

•            [***]

•            [***]

[***]

•            [***]

•            [***]

•            [***]

•            [***]

[***]

a.              [***]

b.              [***]

c.               [***]

[***]

5.                                   Payments.  In the event Publisher qualifies for an incentive payment under the Xbox Live Incentive Program during [***], Microsoft will provide payment for any amount due to Publisher [***].

6.                                   Other Xbox Live Incentive Program Requirements

6.1                               Multiplayer Software Title simship, feature and content parity.  Any Multiplayer Software Title that does not meet the following simship, feature and content parity requirements [***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

6.1.1                                             In every country where Xbox 360 and/or Xbox One are available, Publisher must Commercially Release an Xbox 360 and/or Xbox One version of a Multiplayer Software Title on a country-by-country [***]

6.1.2                                             All Digital Content, Betas, Demos, and Trials for each Multiplayer Software Title must be shipped [***]; and

6.1.3                                             [***].

6.2                               [***]

6.3                               [***]

6.3.1                                             [***]

(i)                                                [***]

(ii)                                            [***]

6.3.2                                             [***]

6.4                               [***]

7.                                   Program Term, Termination, and Changes.  This Xbox Live Incentive Program will commence on [***], and will be available until [***], unless earlier terminated by Microsoft upon written notice to Publisher (“Program Term”). Microsoft may change or discontinue the Xbox Live Incentive Program by providing Publisher with [***] advance written notice.